Exhibit 10.1




                   STOCK RETAINER PLAN FOR ELIGIBLE DIRECTORS
                          OF TOMPKINS TRUSTCO, INC. AND
                           PARTICIPATING SUBSIDIARIES
  (formerly known as the "1996 Stock Retainer Plan for Non-Employee Directors")


1. Introduction. This Stock Retainer Plan for Eligible Directors of Tompkins Trustco, Inc. and Participating Subsidiaries (the "Plan") of Tompkins Trustco, Inc. (the "Company") provides that:

         (a) all retainer, meeting, chairman and/or committee fees (collectively, "Board/Committee Fees") payable to Eligible Directors for their respective services as either (i) a member of the Board of Directors of the Company or any committee thereof or
              (ii) a member of the Board of Directors of any Participating Subsidiary (as herein defined) or any committee thereof shall be paid, as determined and identified by and to the extent set forth in resolutions of the Board of Directors of the Company or the Participating Subsidiary and as instructed by Section 5 of this Plan, in shares of common stock, par value $0.10 per share, of the Company; and

         (b) receipt of payment by Eligible Directors of Board/Committee Fees as provided in this Plan shall be deferred automatically pursuant to the terms of this Plan.

         This Plan is an amendment to and restatement of the Company's 1996 Stock Retainer Plan for Non-Employee Directors, as amended.

2. Purpose. The purpose of this Plan is to advance the interests of the Company and its Subsidiaries by enhancing the ability of the Company and Participating Subsidiaries to attract and retain directors who are in a position to make significant contributions to the success of the Company and/or its Participating Subsidiaries and to reward such directors for their contributions through compensation which aligns their interests with those of the Company's stockholders.

3. Definitions. Capitalized terms used in this Plan without other definition shall, unless expressly stated otherwise, have the following meanings:

         (a) "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

         (b) "Direct Stock Purchase Plan" means the Dividend Reinvestment and Stock Purchase and Sale Plan sponsored by the Company and administered by the American Stock Transfer & Trust Company or such other substitute or successor open market purchase plan designated by the Committee.

         (c) "Eligible Director" means (i) any director of the Company or of a Participating Subsidiary who is not an officer or employee of the Company or of any Participating Subsidiary and (ii) any other director who the Board of Directors of the Company or of the Participating Subsidiary shall designate as an Eligible Director.

         (d) "Participating Subsidiary" means a Subsidiary that elects to participate in this Plan.

         (e)      "Stock" means the Company's common stock, par value $0.10.

         (f) "Subsidiary" means any joint venture, corporation, partnership or other entity as to which the Company, whether directly or indirectly, has more than 50% of the (i) voting rights or (ii) right to capital or profits, and "Subsidiaries" shall mean, collectively, all such entities.

         (g) "Valuation Date" means the last Business Day before the beginning of the Company's immediately succeeding fiscal year, as applicable.

         (h) "Value" means, with respect to a share of Stock, (i) the average of the high and low sales prices on the Valuation Date as reported by the American Stock Exchange or by such other national securities exchange or the NASDAQ National Market System on which the Stock is listed or admitted to trading or if no such sale takes place on such day, the average of the high bid and low asked prices on such day; (ii) if the Stock is not listed or admitted to trading on any national securities exchange or the NASDAQ National Market
System, the average of the high and low sale price on such day or, if no sale takes place on such day, the average of the high bid and low asked prices on such day, as reported by a reliable quotation source designated by the Committee, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most
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recent day (not more than 5 days prior to the date in question) for which prices have been so reported; or (iii) if none of the conditions set forth in clauses
(i) or (ii) is met then, the Value shall be determined by the Committee, acting in good faith.

4. Administration. This Plan shall be administered by a committee of the Board of Directors of the Company (the "Committee") designated by the Board of Directors for that purpose. However, unless and until a Committee is appointed, this Plan shall be administered by the Company's entire Board of Directors, and references in this Plan to the "Committee" shall be deemed references to the Board of Directors of the Company. The Committee has the authority to control and manage the operation and administration of this Plan, including (a) to adopt, amend and rescind rules and regulations for the administration of this Plan and (b) to interpret this Plan and to decide any questions and settle all controversies and disputes that may arise in connection with this Plan. Such determinations of the Committee shall be conclusive and shall bind all parties. Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including, but not limited to, any applicable six month holding periods relating to Stock purchased or otherwise acquired under this Plan. To the extent any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

5.       Terms and Conditions; Shares Subject to this Plan.

         (a) Deferred Shares of Stock. All Board/Committee Fees earned by an Eligible Director will be transferred to a trustee subject to a rabbi trust agreement among the Company, to the extent applicable, Participating Subsidiaries, and a trustee designated by the Committee (the "Trust"). Pursuant to the Trust, the trustee will establish deferred compensation accounts for each Eligible Director and, as an Eligible Director earns Board/Committee Fees, the Company (or the Participating Subsidiary, as the case may be) will contribute such Board/Committee Fees to the trustee and the trustee will, subject to the terms of the Trust, acquire shares of Stock for such Eligible Director's account on the open market pursuant to the Direct Stock Purchase Plan. The actual number of shares of Stock acquired by the Trust and deposited into an Eligible Director's account will be equal to the quotient determined by dividing the Board/Committee Fees contributed by the Company (or the Participating Subsidiary, as the case may be) to such Eligible Director's account by the purchase price per share of Stock paid pursuant to the terms of the Direct Stock Purchase Plan. The actual price per share of Stock that will be paid under the Direct Stock Purchase Plan cannot be determined until a particular purchase is completed.

         (b) Amount of Board/Committee Fees. Board/ Committee Fees are payable periodically at such time and in such amounts as the Board of Directors of the Company (or of the Participating Subsidiary, as the case may be) may determine from time to time by resolution.

         (c) Rights as Stockholder; Assignment. Eligible Directors shall have no rights of a stockholder with regard to shares of Stock held in the Trust, and shall be subject to and governed by the terms of the Trust and this Plan. No right to receive payments under this Plan is transferable or assignable by an Eligible Director except by will or by the laws of descent and distribution or as may otherwise be provided for in the Trust or this Plan.

         (d) Rights to Shares of Stock. An Eligible Director's right to payment of deferred compensation under this Plan is a contractual obligation of the Company (or of the Participating Subsidiary, as the case may be) to the Eligible Director, and his or her right to such shares of Stock shall be an unsecured claim against the general assets of the Company. However, the Company has established the Trust as an irrevocable rabbi trust for Eligible Directors for the purpose of holding assets used to provide the benefits required by this Plan. The Company (or the Participating Subsidiary, as the case may be) shall make periodic contributions to the Trust as may be required to fund amounts payable under this Plan. The Trust provides an Eligible Director with assurance that deferred compensation will be paid to him or her in accordance with this Plan, except in the event of the Company's bankruptcy or insolvency.

         (e)      Payment of Deferred Compensation.
                  (i) An Eligible Director will have the right to the payment of his or her deferred compensation upon the first to occur of the following events (each of the following a "Distribution Triggering Event"):

                           o the Eligible Director's termination of service as a director of the Company or of the Participating Subsidiary;

                           o the Eligible Director's attainment of the age of seventy-two (72) years; or

                           o   the Eligible Director's death.

                  (ii) Upon the occurrence of a Distribution Triggering Event, payment of an Eligible Director's deferred compensation will commence as soon as practicable following the first Business Day of January of the calendar year (the "Distribution Commencement Date") immediately following the occurrence of the Distribution Triggering Event, and will continue to be paid annually each year thereafter as soon as practicable following the first Business Day of each such subsequent calendar year (each a "subsequent Distribution Date") until the earlier of: (y) the tenth (10th) calendar year following the occurrence of the Distribution Triggering Event or (z) the Eligible Director's receipt of all of the deferred payments to which he or she is entitled (the "Termination Date").
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                  (iii)    Annual installments of deferred compensation will be
made over a period of not more than 10 years, and shall be made through the transfer of the shares of Stock held in the Eligible Director's deferred compensation account established and maintained pursuant to the Trust. The number of shares of Stock distributed annually to an Eligible Director will be calculated in the following manner: the aggregate Value of the shares of Stock in the Eligible Director's deferred compensation account as of the Valuation Date immediately preceding the Distribution Commencement Date will be multiplied by a fraction, the numerator of which is 1, and the denominator of which is the number of remaining annual distribution installments of Stock, provided, however, that each annual Stock distribution installment must be of at least that number of shares of Stock having an aggregate Value (as of the corresponding Valuation Date) of $10,000 and, in the event the aggregate Value of the shares of Stock held in the Eligible Director's account as of any Valuation Date is less than $10,000, then the Eligible Director shall be distributed all of the shares of Stock in the Eligible Director's account. The Value of the shares of Stock held in an Eligible Director's deferred compensation account to be distributed annually on subsequent Distribution Dates will be determined annually on each corresponding Valuation Date until the Termination Date. By way of example, if an Eligible Director's service as a director is terminated effective April 1, 2006, the Distribution Commencement Date will be on or about January 2, 2007 and the corresponding Valuation Date shall be December 29, 2006. Accordingly, if as of December 29, 2006 the Value of a share of Stock is $50 and the Eligible Director has an aggregate of 1350 shares of Stock in his deferred compensation account, the aggregate Value of the shares of Stock held in the Eligible Director's account is $67,500 (1350 x $50), the number of shares of Stock to be transferred to the Eligible Director from his or her deferred compensation account on or about January 2, 2007 shall be that number of shares of Stock equal to the greater of : 1/10th of $67,500 (the aggregate Value of the Stock on December 29, 2006) or $10,000 in Value (as of December 29, 2006). In this example, on or about January 2, 2007, the Eligible Director would be distributed 200 shares, which equal $10,000 in Value (1/10th of $67,500, is less than $10,000); the balance of the shares of Stock held in the Eligible Director's account will be valued again on December 31, 2007 and that number of shares of Stock equal to 1/9th of the aggregate Value of the balance shares of Stock as of December 31, 2007, but not less than that number of shares of Stock equal to $10,000 in Value as of December 31, 2007, will be distributed to the Eligible Director on or about January 2, 2008; and this process shall continue until the Termination Date.

                  (iv) Annual distributions shall be made to the Eligible Director while living. In the event of an Eligible Director's death before he or she has received all of the deferred distributions to which he or she is entitled, distributions will be made to the beneficiary designated in writing by the Eligible Director as hereinafter provided. The beneficiary designated by the Eligible Director shall be his or her spouse, child (or children), grandchild (grandchildren), executor or administrator, or the trustee of any testamentary or inter-vivos trust established by the Eligible Director. If no such designation is in effect at the time any distribution becomes due hereunder, such distribution shall be made to the Eligible Director's surviving spouse and, if the Eligible Director leaves no spouse surviving, to the Eligible Director's executor or administrator. Beneficiary designations and changes thereof may be made by the Eligible Director during his or her lifetime by written notice filed with the Company's Secretary, which designation, and any subsequent change, shall take effect as of the date the notice is signed recorded and accepted by the Secretary of the Company, subject to any distribution made by the Company or Participating Subsidiary or action taken by it before acceptance of the notice by the Secretary.

                  (v) All payments made to an Eligible Director shall be subject to taxes required to be withheld under applicable laws and regulations of any governmental authorities.

                  (vi) An Eligible Director has no right to elect to accelerate the timing of any distribution or to change the form of distribution from what is set forth in this Section 5(e). In the event any Eligible Director is determined to be a "key employee", as such term is defined in Internal Revenue Code Section 409A, or any successor to such statute of like import, then the distribution of benefits under this Section 5(e) to such Eligible Director shall not be made until six months after such Eligible Director separates from service as a director or, if earlier, the date of such Eligible Director's death, but in no event earlier then the applicable Distribution Commencement Date and, if the Eligible Director's separation is six months or less from the beginning of the calendar year immediately following the occurrence of the Distribution Event and such Eligible Director is determined to be a "key employee" as defined herein, such Eligible Director's Distribution Commencement Date will be as soon as practicable following the expiration of the six month separation period.

                  (vii) In the event the Distribution Commencement Date or any subsequent Distribution Date falls on a Business Day, such date will be deemed to refer to the next Business Day thereafter.

                  (viii) In the event an Eligible Director serves as a director of the Company and as a director of one or more Participating Subsidiary, his or her Distribution Triggering Event, Distribution Commencement Date and annual installments of deferred compensation will be determined and paid separately relative to each entity.

6. Effective Date and Term of Plan. This Plan, as amended and restated, is effective on January 25, 2005 (the "Effective Time"), the date on which the Plan was approved by the Board, subject to approval by the stockholders of the Company. The term of this Plan shall be indefinite.

7. Amendment and Termination. This Plan may at any time or from time to time be amended, modified or terminated by the Board of Directors or the Committee; provided that, no amendment or modification will, without the requisite
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approval of the stockholders of the Company, effectuate a change for which stockholder approval is required under applicable law or the rules of the American Stock Exchange or of such other national securities exchange or automated quotation system on which the Stock may be listed or admitted to trading, and further provided that no such amendment, modification or termination will, without the consent of the Eligible Director, adversely affect the Eligible Director's accruals in his or her deferred compensation account.

                                        TOMPKINS TRUSTCO, INC.



                                        By: ________________________________

                                        Title: _______________________________